Southern FIRST

Southern First Bancshares, Inc. (SFST)

Art Seaver – Chief Executive Officer
Justin Strickland – President
Mike Dowling – Chief Financial Officer

WUNDERLICH SECURITIES | BETTER FINANCIAL SOLUTIONS

Investor Presentation
August 28th, 2012

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including continued general economic weakness, a further downturn in the economy, lower real estate values, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses, and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bancshares – Corporate Profile



85
385
26
Greenville
Columbia
Charleston

South Carolina

Headquartered in Greenville SC
- 119 total employees

$760 million in total assets (*)
- 9th largest bank headquartered in SC

Greenville SC market – 4 offices
- largest banking market in SC
- #6 market share out of 34 banks (**)

Columbia SC market – 2 offices
- 2nd largest banking market in SC
- surpassed $135 million in deposits (*)
- 3rd office opening in Q4 2012

- Charleston SC market
  - 3rd largest banking market in SC
  - new expansion
  - significant market experience

(*) June 2012
(**) FDIC – June 2011

Recent Strategic Accomplishments:

- Exited TARP with successful US Treasury auction in June 2012
- Partially redeemed $1 million of TARP preferred stock during auction
- Retired warrants associated with TARP
- Announced strategic expansion to Charleston SC market

Southern FIRST

SFST: Investment Profile

Performance

Superb asset quality / strong earnings momentum

Model

Proven organic growth / excellent efficiency

Leadership

Market experience / performance driven

Valuation

70% TBV / exited TARP and retired warrants

Southern FIRST

Performance

Superb asset quality / strong earnings momentum

	Southern First YE 2011	All SC Banks YE 2011		Southern First June 2012
ASSET QUALITY				
Net charge offs / loans	.81%	1.79%		.75%
Non performing assets / assets	1.82%	5.20%		1.70%
ALLL coverage of non-performing loans	87%	42%		88%

FDIC data

Performance

Superb asset quality / strong earnings momentum



Consumer
2%
Consumer
Real Estate
13%
Business
17%
Consumer
HELOC
13%
Construction /
Development
4%
Consumer
Construction
1%
Non Owner
Occupied CRE
26%
Owner Occupied
CRE
24%

June 2012 data

Southern FIRST

Performance

Superb asset quality / strong earnings momentum

- Revenue growing
  - Net interest income up 12% YTD 2012
  - 7% loan growth in last year
- Margin expanding
  - 3.61% for Q2 2012 vs. 3.28% in 2011
- Fee income increasing
  - Up 19% in 2011
  - Up 34% thru Q2 2012



Net Earnings
$900
$800
$700
$600
$500
$400
$300
$200
$440
$688
$815
Q4 '11
Q1 '12
Q2 '12

Southern FIRST

Model

Proven organic growth / excellent efficiency

ClientFIRST

- Focus
  - Professional target
- Structure
  - Relationship team
- Bankers
  - Provide a superior client experience
- Culture
  - Consistent / low turnover

Southern FIRST

Model

Proven organic growth / excellent efficiency


Transaction Accounts ($ mil)
$375
$350
$325
$300
$275
$250
$225
$288
$317
$341
$353
Dec '10
Jun '11
Dec '11
Jun '12


Loan Balances ($ mil)
$650
$625
$600
$575
$550
$525
$572
$578
$599
$619
Dec '10
Jun '11
Dec '11
Jun '12

Southern FIRST

Model

Proven organic growth / excellent efficiency



Efficiency Ratio
80%
75%
70%
65%
60%
55%
50%
76%
70%
67%
62%
63%
Jun '10
Dec '10
Jun '11
Dec '11
Jun '12



Assets / Employee ($ mil)
$8
$7
$6
$5
$4
$3
$2
$6.7
$4.2
Southern First
SC Banks (1)

(1) FDIC March 2012

Leadership

Market experience / performance driven

Greenville

Art Seaver, CEO 26 years
Fred Gilmer, EVP 25 years
Mike Dowling, CFO 18 years
Mike Strickland, EVP 25 years

Columbia

Justin Strickland, President
26 years

Charleston

Len Howell, EVP 20 years

Southern FIRST

Valuation

70% TBV/ exited TARP and retired warrants

Performance	**Model**	**Leadership Team**	**Strategic Focus**
• Superb asset quality • Strong earnings momentum • Growing margin • Increasing fee income	• Unique focus • Solid loan growth • Growing market share and core funding • Highly efficient	• Deep market knowledge • Community bank experience • Proven ability to outperform peers	• $1 MM TARP repayment • Exited TARP in auction • Purchased warrants • Charleston expansion • Shareholder focus

SFST currently trades at 70% of tangible book value

Southern FIRST

SFST: Current Focus

Improve core earnings strength

Grow revenue and margin / lower credit costs

Execute growth strategies

Organic markets / Charleston expansion

Monitor our capital plan

Generating internal capital / valuation / dilution

Strengthen infrastructure

Service capabilities / risk management

Southern FIRST

Southern First Bancshares – SFST Value


85
385
26
Greenville
Columbia
Charleston

South Carolina

- **Performance**
  - Outperforming peers with excellent momentum
- **Model**
  - Organic growth with unique efficiencies
- **Leadership**
  - Market experience and performance reputation
- **Valuation**
  - 70% of TBV

Southern FIRST